Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Gabelli Aircraft Supplier Conference
September 10, 2009

KAMAN CORPORATION - Investment Highlights
Slide 2
 ✓ High margin aerospace business led by specialty bearing product lines
 ✓ Industrial distribution business gaining market share in a fragmented market via national account growth, geographic and product line expansion
 ✓ Long-term organic growth opportunities in both segments
 ✓ Potential to accelerate growth and increase scale through acquisitions
 ✓ Initiatives to optimize profit, increase cash flow generation, strengthen competitive position
 ✓ Strong balance sheet to fund growth and strategic initiatives

KAMAN CORPORATION - Overview
Slide 3
H1 2009 Sales
$587 million
Industrial Distribution
Aerospace
Two Business Segments

 ✓ December 2007 - Sold Music segment to Fender focusing the company on its core industrial distribution and aerospace businesses
 ✓ 2008 - Completed first acquisition in aerospace since 2002 and first acquisitions in industrial distribution since 2003
 ✓ February 2009 - Took title to eleven Kaman manufactured SH-2G helicopters under a previously negotiated settlement with the Commonwealth of Australia
 ✓ July 2009 - Received a contract modification award for the JPF program significantly improving profit on U.S. Government sales
 ✓ August 2009 - Awarded contract to demonstrate unmanned version of the company’s K-MAX® helicopter to the U.S. Marine Corps
 ✓ August 2009 - Introduced the proprietary ReliaMark™ brand of power transmission products
 ✓ August 2009 - Awarded a five year potentially $53 million program to provide composite helicopter blade skins and skin core assemblies for Bell Helicopter
Slide 4
RECENT SIGNIFICANT EVENTS

Kaman Corporation
Bloomfield, CT 06002
(860) 243-7100

NEWS
KAMAN

KAMAN CORPORATION AWARDED $53 MILLION
COMPOSITES CONTRACT FROM BELL HELICOPTER
BLOOMFIELD, Connecticut (September 10, 2009) - (NASDAQ-GS:KAMN) Kaman Corporation
announced that the Helicopters Division of its subsidiary, Kaman Aerospace Corporation has been awarded a five-year contract with a potential value of $53 million to build composite helicopter blade skins and skin core assemblies for Bell Helicopters. Under the terms of the contract, Kaman will provide 18 different assemblies for H1, 406, 407, 412, 427, 429, 430 and BA609 aircraft. All work will be performed at the Kaman HeliworX™ full-service aerospace innovation and manufacturing support center in Bloomfield, Connecticut. Initial deliveries to Bell’s Hurst, Texas, facility will begin in late 2009.

“We are delighted by this opportunity to work with Bell Helicopter in producing world-class rotorcraft,” said Neal J. Keating, Chairman, President and Chief Executive Officer of Kaman
Corporation. “This is further evidence of our ability to leverage our OEM capabilities in support of other helicopter manufacturers.”
“Kaman has the skills and competitiveness we require in the composite blade-manufacturing arena,” said Mary Simmerman, Senior VP Supply Chain Management at Bell. “We expect this to be a positive agreement for both companies.”
In addition to Bell, some of the biggest names in aerospace, including Sikorsky and Northrop
Grumman, receive manufacturing support from HeliworX. Backed by Kaman’s infrastructure and expertise, HeliworX is the only subcontractor with the OEM advantage capable of offering design/analysis, manufacturing, and test and flight solutions for companies that require an experienced outsourcing option. Other capabilities include integration, composite and metallic manufacturing, final assembly, rotor blade manufacture, erosion protection, whirl towers, and a sand erosion test facility.
Kaman Corp., headquartered in Bloomfield, Conn. conducts business in the aerospace and industrial distribution markets. The company produces and/or markets widely used proprietary aircraft bearings and components; complex metallic and composite aerostructures for commercial, military and general aviation fixed and rotary wing aircraft; safing and arming solutions for missile and bomb systems for the U.S. and allied militaries; subcontract helicopter work; and support for the company’s SH-2G Super Seasprite maritime helicopters and K-MAX medium-to-heavy lift helicopters. Kaman is also one of the nation’s leading industrial distribution companies for power transmission, motion control, material handling and electrical components with nearly two hundred locations throughout North America.
###
Contact:
Eric Remington
VP, Investor Relations
(860) 243-6334
eric.remington@kaman.com
Slide 5

RECENT KEY APPOINTMENTS
Slide 6
 ✓ Neal Keating, Chairman, President and CEO (September 2007)
 ✓ Thomas Rabaut, Director (March 2008)
 ✓ Greg Steiner, President, Kaman Aerospace Group (July 2008)
 ✓ William Denninger, Senior Vice President and CFO (November 2008)
 ✓ Phil Goodrich, Vice President - Business Development (March 2009)
 ✓ William Higgins, Director (April 2009)
 ✓ Rob Starr, Vice President and Treasurer (April 2009)
 ✓ George Minnich, Director (June 2009)

KAMAN CORPORATION - Market Update
Slide 7
 Aerospace segment
 ➢ Q3 sales are expected to show a sequential sales decline of approximately 10%
 ➢ Full year 2009 sales will be up 5% to 7% year-over-year
 ➢ Stable military programs - limited near term impact from DOD reductions
 Industrial Distribution monthly sales have remained essentially flat from March through August

AEROSPACE SEGMENT
2009 H1 Sales $254 million

Slide 9
Business/Regional
Commercial
Military
AEROSPACE - Business Mix

KAMAN

Wing
Empennage
Rudder
Horizontal Stabilizer
LE Slats
Fuselage Controls
Spoilers
Doors
Flaps
Ailerons
Cockpit Controls
LE Slats
Nose Gear
Main Gear
Folding Stairs
Engine/TR

Slide 10
AEROSPACE - Aerospace Bearing Products
Machineable Self-Lubricating Bearings
 ➢ Fixed Wing (Commercial, Military)
 Flight Controls
 Landing Gear and Doors
 Engines and Accessories
 ➢ Helicopters (Commercial, Military)
 Rotor System and Controls
 Landing Gear and Doors
 Engines and Accessories
 Main Engine and Tail Rotor Driveshaft Systems
 ➢ Spacecraft, Submarines, Launch Vehicles and Satellites
 Flight Controls
 Power Systems
 Solar Array Deployment Systems
 Hatches and Doors
 ➢ Industrial
 Hydropower Systems
 Motor Sport - Steering and Suspension Systems

Slide 11
AEROSPACE - Metallic and Composite Structures
JACKSONVILLE, FL
WICHITA, KS
DARWEN, UK
Capabilities:
 ➢ Build-to-Print manufacturing of metal and
 composite structures and assemblies
 ➢ Composite tooling design and manufacture
Major Customers:
 ➢ Sikorsky, Boeing IDS, BAe, Spirit, Airbus,
 Boeing Commercial, Aircell
Core Competencies:
 ➢ Sheet Metal Fabrication
 ➢ Composite Part Fabrication
 ➢ Tooling design and manufacture
 ➢ Aircraft Structure Assembly
 ➢ Program Management
 ➢ Supply Chain Management

Commercial Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
B-737	√	
B-767	√	
B-777	√	
A-320		√
A-330 / 340		√
A-350		Pending
Unidentified new wide body		√

Military Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
UH-60	√	
C-17	√	
A-10	√	
F-35 (JSF)		√
Eurofighter		√
A-400 M		√
T-45 Goshawk		√

Slide 12
 Complementary platform positions - improves diversification
AEROSPACE - Brookhouse Acquisition

Slide 13
AEROSPACE - Helicopter Services
Aftermarket Service and Support
 ➢ SH-2G Naval Helicopter - Support and Upgrades
 ➢ K-MAX Commercial Helicopter
HeliworX Subcontract Business
 ➢ Bell - blade skins and skin core assemblies
 ➢ MDHI - Explorer Rotor Blade System
 ➢ Sikorsky - H-60 Blackhawk
 ➢ Northrop Grumman - Hawkeye
 ➢ U.S. Army - Small Composite Main Rotor Blade
Unmanned Airborne Systems (UAS)
 ➢ Unmanned K-MAX

Slide 14

AEROSPACE - Fuzing Systems
Fuzing Segment: Middletown, CT and Orlando, FL
Manufactures safe, arm and fuzing devices for major missile and bomb programs.
 ➢ Principal Missile programs: AMRAAM, ATACMS,
 Harpoon, Maverick, Standard and Tactical Tomahawk
 ➢ Principal Bomb program: Joint Programmable Fuze
Principal customers:
 ➢ U.S. Air Force
 ➢ Other branches of the U.S. military
 ➢ Allied militaries
 ➢ Boeing
 ➢ General Dynamics
 ➢ Lockheed
 ➢ Raytheon

AIM-9
AIM-9
GBU-24
GBU-16
GBU-12
AGM-84D
JDAM
MK-84
MK-82
AIM-7
MK-63
MK-62
MK-83
MK-56

Slide 15
HARPOON
FMU-139
TOMAHAWK
STANDARD
MISSILE
SLAM-ER
AMRAAM
KPP Fuzes are on a Majority of Major Weapons
Systems
STANDARD
MISSILE
JPF
SLAM-ER
TOMAHAWK
AMRAAM
MAVERICK
AGM-65M
AEROSPACE - Fuzing Systems

PERFORMANCE METRICS
Slide 16

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2004
2005
2006
2007
2008
Sales from continuing operations

$1.50
$1.00
$0.50
$0.00
-$0.50
-$1.00
2004
2005
2006
2007
2008
EPS Diluted from continuing operations

KAMAN CP CLASS A
as of 28-Aug-2009
40
30
20
10
Jan05
Jan06
Jan07
Jan08
Jan09
1.0
0.5
0.0
Millions
Copyright 2009 Yahoo! Inc.
http://finance.yahoo.com/

15.0%
10.0%
5.0%
0.0%
-5.0%
2004
2005
2006
2007
2008
Return on Invested Capital

Slide 17
Sales
EPS
Stock Price
Return on Invested Capital
PERFORMANCE METRICS

Q&A
Slide 18

Slide 19
Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the
Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures Wichita facility; 7) successful negotiation of the Sikorsky Canadian MH-
92 program; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the FMU-143 program; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-
MAX spare parts inventory; 12) cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and
New Hartford, CT facilities and our U.K. facilities; 13) profitable integration of acquired businesses into the company's operations; 14)
changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16) the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18)
continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items;
19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22)
other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-
looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com

Appendix

FINANCIAL REVIEW
43%
2009 H1 Sales $587 million

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q2 2009	Q2 2008
Industrial Distribution	$155,954	$203,333	$3,065	$9,735	2.0%	4.8%
Aerospace	137,269	112,952	21,600	11,439	15.7%	10.1%
Net gain/(loss) on sale of assets			(53)	(97)
Corporate expense			(8,445)	(6,486)	1 (2.9%)	1(2.1%)
Sales/Op. inc. from continuing ops	$293,223	$316,285	$16,167	$14,591	5.5%	4.6%

INCOME STATEMENT HIGHLIGHTS
For quarters ended July 3, 2009 and June 27, 2008

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	H1 2009	H1 2008	H1 2009	H1 2008	H1 2009	H1 2008
Industrial Distribution	$332,860	$385,498	$5,844	$18,808	1.8%	4.9%
Aerospace	254,398	216,568	36,897	26,055	14.5%	12.0%
Net gain/(loss) on sale of assets			40	(207)
Corporate expense			(17,211)	(16,282)	1 (2.9%)	1(2.7%)
Sales/Op. inc. from continuing ops	$587,258	$602,066	$25,570	$28,374	4.4%	4.7%

INCOME STATEMENT HIGHLIGHTS
For six months ended July 3, 2009 and June 27, 2008

(In Millions)	As of 7/3/09	As of 12/31/08	As of 12/31/07
Cash and Cash Equivalents	$12.4	$8.2	$73.9
Notes Payable and Long-term Debt	$90.6	$94.2	$12.9
Shareholders’ Equity	$294.5	$274.3	$394.5
Debt as % of Total Capitalization	23.5%	25.6%	3.2%
Capital Expenditures (YTD Continuing Operations)	$5.5	$16.0	$14.2
Depreciation & Amortization (YTD Continuing Operations)	$7.7	$12.8	$9.9
BALANCE SHEET AND CAPITAL FACTORS

INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm serving $13 billion of a $23 billion power transmission market.
185 branches and 5 distribution centers
Major product categories:
 ➢ Bearings
 ➢ Mechanical and electrical power transmission
 ➢ Motion control
 ➢ Material handling
 ➢ Fluid power
Statistics
 ➢ Sales CAGR 2003 to 2008 = 9.3%
 ➢ Sales per employee $435,000
 ➢ 1,700 employees (approximately one third outside sales)
 ➢ SKUs 3.25 million
 ➢ 48,000 customers

KIT Branch Location
Distribution Center
ISC Branch Location
INRUMEC Location

KAMAN INDUSTRIAL TECHNOLOGIES LOCATIONS

# of Aircraft
PMI
3,000
2,500
2,000
1,500
1,000
500
0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Orders
Deliveries
Boeing
Airbus
Boeing
Airbus
ISM index

Source: Boeing and Airbus historical data and ISM

AEROSPACE ORDERS and DELIVERIES VS. ISM INDEX OVER TIME